                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 29, 2007 (May 24, 2007)

                                 PSB GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Michigan                      000-50301                 42-1591104
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

           1800 East Twelve Mile Road, Madison Heights, Michigan 48071
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (248) 548-2900

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On May 24, 2007, PSB Group, Inc. announced the Board of Directors' preliminary approval of a going private merger transaction and its intent to deregister as a public reporting company with the Securities and Exchange Commission.

     A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)  Exhibits

          Exhibit Number

          99.1 Press Release, dated May 24, 2007 issued by PSB Group, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PSB GROUP, INC.


Dated: May 29, 2007                     By: /s/ David A. Wilson
                                            ------------------------------------
                                            David A. Wilson
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
 Number   Description
-------   -----------
  99.1    Press Release, dated May 24, 2007 issued by PSB Group, Inc.


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